Exhibit 10.1

ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (the "Agreement"), is effective as of June 14, 2010 (the "Effective Date") by and among, PBPubCrawl.com, LLC, a California limited liability company, Peter Kremer, an individual (collectively Peter Kremer and PBPubCrawl.com, LLC are referred to herein as the "Assignor") and Pub Crawl Holdings, Inc., a Nevada corporation (the "Assignee").

WHEREAS, Peter Kremer is the sole member and manager of PBPubCrawl.com, LLC, which holds various, rights to that certain ecommerce/social networking web site www.pbpubcrawl.com.

WHEREAS, Assignee now wishes to acquire 100% of the outstanding membership interest of PBPubCrawl.com, LLC, currently owned by Peter Kremer, along with all other right, title or interest in and to that certain intellectual property currently owned by PBPubCrawl.com, LLC, (the "Assigned Rights") in exchange for 5,000,000 shares of the common stock of Pub Crawl Holdings, Inc. (the "Shares") to the Assignor.

In consideration of the mutual agreements contained herein, and for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

Assignment.

(i)

In exchange for the Shares, Assignor hereby irrevocably assigns all rights, title and interest in and to PBPubCrawl.com, LLC, including 100% of the membership interest of PBPubCrawl.com, LLC, and the Assignee hereby accepts such assignment.

(ii)

The assignment of the Assigned Rights shall be the initial capital contribution by Assignor to Assignee.

(iii)

Upon the execution and delivery of this Agreement by the Assignor, the Assignee shall, as of the date hereof, acquire the Assigned Rights and succeed to the rights, title and interest of Assignor thereunder.

2.

Governing Law. Except to the extent preempted by federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

3.

Successors. This Agreement shall be binding upon Assignor’s personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees, legatees and assigns.

4.

Counterparts. This Agreement may be signed in counterpart, each of may be an original or facsimile copy, and both with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Assignor and Assignee have executed this Assignment Agreement.

ASSIGNOR:

/s/ Peter Kremer

By: Peter Kremer

PBPUBCRAWL.COM, LLC

/s/ Peter Kremer

By: Peter Kremer

Its: Sole Member

ASSIGNEE:

PUB CRAWL HOLDINGS, INC.

/s/ Peter Kremer

By: Peter Kremer

Its: President and CEO

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